Exhibit 99.5

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is dated as of October 28, 2004, by and between STORAGE ACQUISITION COMPANY, L.L.C., a Delaware limited liability company (the “Company”), and JOSEPH GANTZ (“Gantz”).

WHEREAS, Home Products International, Inc., a Delaware corporation (“HPI”), currently has outstanding approximately 7,878,900 shares of common stock, $0.01 par value per share (the “Common Stock”);

WHEREAS, HPI and the Company are entering into an Acquisition Agreement of even date herewith which provides for the acquisition of the Common Stock by the Company (the “Acquisition Agreement”);

WHEREAS, Gantz is currently the holder of one thousand five hundred thirty (1,530) shares of Common Stock (the “Gantz Shares”), and the Company is currently the holder of five (5) shares of Common Stock;

WHEREAS, the parties hereto wish to ensure that Gantz will have the right and ability to elect a majority of the Board of Directors of HPI simultaneously with the Share Acceptance (the “Board”);

WHEREAS, in reliance on, among other things, this Agreement, Gantz and Gantz’s affiliate, Walnut Investment Partners, L.P., a Delaware limited partnership (“Walnut”) have become members of the Company and Walnut has agreed to contribute cash and/or Common Stock to the Company in connection with the consummation of the tender offer contemplated by the Acquisition Agreement, and has entered into the Funding Agreement, dated as of the date hereof by and between Walnut and HPI; and

WHEREAS, the parties hereto intend that this Agreement is a specialty, and shall have all the attributes of a contract entered into under seal.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree:

1. Voting. It is the intent of the parties hereto that from the Share Acceptance until the termination of this Agreement, Gantz shall have the right to elect a majority of the Board. The parties agree that, from the date hereof and continuing until the termination of this Agreement, the Company shall vote, in person or by proxy, or act by written consent with respect to, all shares of Common Stock now owned or hereafter acquired by the Company (the “Shares”) as set forth in this Section 1 but only with respect to the election of directors of the Board.

(a) Gantz shall have the right to designate a majority of the individuals listed as Board Designees in the written notice provided by the Company to HPI pursuant to Section 1.03 of the Acquisition Agreement, and those individuals shall be identified as designees of Gantz in such notice; provided, however, if the total number of Board Designees is nine (9), Gantz shall have the right to designate six (6) such members, and the Company shall retain the right to designate three (3) such members.

(b) At each election of directors thereafter, Gantz shall have a right to designate and direct the vote for the minimum number of directors necessary to constitute a majority of the directors then standing for election, and the Company shall have the right to vote for the balance of such directors.

(c) In the case of any vacancy on the Board to be filled by stockholder action with respect to a director designated by Gantz, Gantz shall have the right to designate and direct the vote for such director’s successor. In the event of any vacancy on the Board to be filled by stockholder action with respect to a director designated by the Company, the Company shall retain the right to designate and direct the vote for such director’s successor.

(d) Gantz may vote any Share owned directly and of record by Gantz in his discretion.

2. Proxy. The Company is granting to Gantz an irrevocable proxy in the form attached hereto as Exhibit A. The Company and Gantz each intend this proxy to be irrevocable and coupled with an interest, and will take any further action and execute such other instruments as may be necessary to effectuate the intent of this proxy and this Agreement. Neither this Agreement nor the granting of the proxy shall prevent the Company from granting any additional proxy or proxies with respect to the Shares, so long as such proxy or proxies do not grant the power to vote the Shares with respect to the matters set forth in Section 1 of this Agreement during the term hereof.

3. Term of Agreement. The term of this Agreement shall commence at the date this Agreement is executed by all parties and shall continue until the parties unanimously agree to terminate the Agreement or until the earliest of (A) the date on which none of the 9 5/8% Senior Subordinated Notes due 2008 issued by the Corporation and outstanding as of the date hereof (as such may be amended pursuant to their terms, the “Notes”) are outstanding, (B) the date on which such Notes and the Indenture dated as of May 14, 1998, by and among HPI, the Subsidiary Guarantors (as defined in such Indenture) and LaSalle National Bank, predecessor to HSBC Bank USA, as trustee (as such may be amended pursuant to its terms, the “Indenture”) are satisfied and discharged or the Indenture ceases to be in effect, (C) the date of defeasance in whole of HPI’s obligations under the Notes and the Indenture, or (D) the death of Gantz.

4. Additional Documentation. The parties hereto agree that each such party, without further consideration, shall take such other reasonable steps, or deliver such further documents, as any other party hereto may reasonably request in order to consummate the transactions and actions referred to herein.

5. Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission or by courier service (with proof of service), hand delivery or certified registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

(a)	If to Gantz, addressed to:

Mr. Joseph Gantz

21st Floor

100 Park Avenue

New York, New York 10017

Fax: 212-661-9178

With a copy to:

Keating, Muething & Klekamp, PLL

1400 Provident Tower

One East Fourth Street

Cincinnati, Ohio 45202

Attention: Edward E. Steiner, Esq.

Fax: 513-579-6578

(b)	If to the Company, addressed to:

Storage Acquisition Company, L.L.C.

c/o Equity Group Investments, L.L.C.

Two N. Riverside Plaza

Suite 600

Chicago, Illinois 60606

Attention: Ellen Havdala

Fax: 312-454-9678

With a copy to:

Gray Cary Ware & Freidenrich LLP

2000 University Avenue

East Palo Alto, California 94303

Attention: Henry Lesser

Fax: 650-833-2001

6. Construction.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Each party hereby irrevocably and unconditionally consents service of process by notice given as provided in Section 5 hereof and to submit to the jurisdiction of the federal courts located in the State of Delaware or any Delaware state courts in connection with any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any suit, action or proceeding relating thereto except in those courts), waives any defense or objection he may have or hereafter have relating to the laying of venue of any suit, action or proceeding in any such courts and agrees not to plead or claim that any suit, action or proceeding brought therein has been brought in an inconvenient forum.

(b) This Agreement, together with the Board Composition Agreement, dated as of the date hereof, among Gantz, the Company and certain investors in the Company, embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings between the parties hereto with respect to the subject matter hereof. This Agreement may only be amended, modified or restated by means of a written instrument executed by all of the parties hereto.

(c) This Agreement may be executed by the parties in two or more counterparts, each of which shall be deemed to constitute an original, and all of which shall constitute one and the same instrument.

(d) Various headings used in this Agreement are for convenience only and are not to be used in interpreting the text of the section in which they appear or to which they relate.

(e) This Agreement shall not be assignable, by operation of law or otherwise, without the consent of all other parties hereto, but shall be binding upon the parties hereto.

(f) Capitalized terms not otherwise defined herein have the meanings given in the Acquisition Agreement.

(g) The parties hereto agree that this Agreement is a specialty, and shall have all the attributes of a contract entered into under seal.

(Signature page follows)

IN WITNESS WHEREOF, intending to be legally bound hereby, each of the parties has executed and sealed this Agreement as of the day and year first above written.

STORAGE ACQUISITION COMPANY, L.L.C.,
a Delaware limited liability company

By:	/s/ Donald J. Liebentritt (seal)
Name:	Donald J. Liebentritt
Title:	Vice President

SIGNATURE PAGE TO VOTING AGREEMENT

/s/ Joseph Gantz (seal)
JOSEPH GANTZ

SIGNATURE PAGE TO VOTING AGREEMENT

Exhibit A

IRREVOCABLE PROXY

By its execution hereof, and in order to secure its obligations under the Voting Agreement (the “Agreement”) of even date herewith between Storage Acquisition Company, L.L.C., a Delaware limited liability company (the “Stockholder”) and Joseph Gantz, the undersigned hereby constitutes and appoints Joseph Gantz as such Stockholder’s true and lawful attorney and proxy, for and in the Stockholder’s name, place and stead, to vote each of the Shares, at every annual, special or adjourned meeting of stockholders of Home Products International, Inc., a Delaware corporation (“HPI”), and to sign on behalf of the Stockholder any ballot, consent, certificate or other document relating to the Shares that law permits or requires, but only with respect to the matters and during the period (which may exceed three years) set forth in Section 1 of the Agreement. This Proxy is coupled with an interest and the Stockholder intends this Proxy to be, and this Proxy is, irrevocable to the fullest extent permitted by law. The Stockholder hereby revokes any proxy previously granted by the Stockholder with respect to the matters covered by this Proxy. The granting of this Proxy shall not prevent the undersigned from granting any additional proxy or proxies with respect to the Shares, so long as such proxy or proxies do not grant the power to vote the Shares with respect to the matters set forth in Section 1 of the Agreement during the term thereof. Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement. The Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Joseph Gantz the power to carry out and give effect to the provisions of this Proxy. This Proxy shall terminate upon the termination of the Agreement in accordance with its terms. Notwithstanding any other provision of this Proxy, the holder of this Proxy shall have no power of substitution, and this Proxy may not be assigned, by operation of law or otherwise.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 28th day of October, 2004.

STORAGE ACQUISITION COMPANY, L.L.C.,
a Delaware limited liability company

By:	(seal)
Name:	Donald J. Liebentritt
Title:	Vice President

IRREVOCABLE PROXY

By its execution hereof, and in order to secure its obligations under the Voting Agreement (the “Agreement”) of even date herewith between Storage Acquisition Company, L.L.C., a Delaware limited liability company (the “Stockholder”) and Joseph Gantz, the undersigned hereby constitutes and appoints Joseph Gantz as such Stockholder’s true and lawful attorney and proxy, for and in the Stockholder’s name, place and stead, to vote each of the Shares, at every annual, special or adjourned meeting of stockholders of Home Products International, Inc., a Delaware corporation (“HPI”), and to sign on behalf of the Stockholder any ballot, consent, certificate or other document relating to the Shares that law permits or requires, but only with respect to the matters and during the period (which may exceed three years) set forth in Section 1 of the Agreement. This Proxy is coupled with an interest and the Stockholder intends this Proxy to be, and this Proxy is, irrevocable to the fullest extent permitted by law. The Stockholder hereby revokes any proxy previously granted by the Stockholder with respect to the matters covered by this Proxy. The granting of this Proxy shall not prevent the undersigned from granting any additional proxy or proxies with respect to the Shares, so long as such proxy or proxies do not grant the power to vote the Shares with respect to the matters set forth in Section 1 of the Agreement during the term thereof. Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement. The Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Joseph Gantz the power to carry out and give effect to the provisions of this Proxy. This Proxy shall terminate upon the termination of the Agreement in accordance with its terms. Notwithstanding any other provision of this Proxy, the holder of this Proxy shall have no power of substitution, and this Proxy may not be assigned, by operation of law or otherwise.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 28th day of October, 2004.

STORAGE ACQUISITION COMPANY, L.L.C.,
a Delaware limited liability company

By:	/S/ DONALD J. LIEBENTRITT
Name:	Donald J. Liebentritt
Title:	Vice President